EXHIBIT 23.2

[LOGO]   WEINBERG & COMPANY, P.A.
       ----------------------------
       CERTIFIED PUBLIC ACCOUNTANTS

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in the Form S-1 Registration Statement of our report dated May 8, 2003, relating to the consolidated financial statements of American Dairy, Inc. for its fiscal year ended December 31, 2002, which is incorporated by reference therein.


                                                /s/ Weinberg & Company, P.A.

                                                WEINBERG & COMPANY, P.A.
                                                Certified Public Accountants

Boca Raton, Florida
August 29, 2005